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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of PairGain Technologies, Inc. on Form S-8 of our report dated January 26, 1999 appearing in the Annual Report on Form 10-K of PairGain Technologies, Inc. for the year ended December 31, 1998.



DELOITTE & TOUCHE LLP
Costa Mesa, California
June 29, 1999